UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2006



                           HARVEY ELECTRONICS, INC.
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            (Exact name of registrant as specified in its charter)


    NEW YORK                            1-4626                 13-1534671
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
  incorporation)                                          Identification Number)


                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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     (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078


                                N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

99.1 Press release dated October 30, 2006, regarding change of chief executive officers

99.2 Karp Termination Agreement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On October 30, 2006, the Company issued a press release regarding  Franklin
C. Karp, then the Registrant's Chief Executive Officer, who ceased to act as such as of October 26, 2006. Mr. Karp and the Registrant entered into a Termination Agreement, a copy of which is annexed hereto as an exhibit. The Termination Agreement provides that Mr. Karp shall receive a severance payment of $175,000 to be paid pursuant to the terms and conditions of the Termination Agreement. Reference is made to the text of the Termination Agreement for all of the provisions thereof.

On October 30, 2006, the Board of Directors of the Registrant elected Martin McClanan as Interim Chief Executive Officer of the Registrant. Mr. McClanan shall serve as Interim Chief Executive Officer upon the successful closing of the transaction sponsored by Trinity Investment Partners. Mr. McClanan is 43 years of age. Mr. McClanan is a seasoned multi-channel retail executive who was the Chief Executive Officer of RedEnvelope, Inc. and President of Flax Art & Design. Earlier in his career, Mr. McClanan held marketing and sales management positions with Nestle and the Ernest and Julio Gallo Winery respectively. Mr. McClanan holds a degree in business from the College of William and Mary and an MBA from the Darden School at the University of Virginia.

     The terms of Mr. McClanan's employment include a termination date of January 31, 2007, which may be extended up to three additional months by the Registrant. Mr. McClanan's base salary is $21,500 per month. Mr. McClanan shall receive an option to purchase 300,000 shares of common stock under the Registrant's stock option plan subject to certain vesting restrictions.

Item 9.01  Financial Statements and Exhibits

Exhibit No. Description

99.1 Press release dated October 30, 2006, regarding change of chief executive officers

99.2 Karp Termination Agreement


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           HARVEY ELECTRONICS, INC.


                           By:          /s/ Joseph J. Calabrese
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                               Joseph J. Calabrese, Executive Vice President
                               Chief Financial Officer, Treasurer and Secretary


Date:  November 3, 2006